Transamerica Advisors Life Insurance Company of New York
Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499
November 30, 2010
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D ML of New York IRA Annuity — Registration No. 333-98283 ML of New York Investor Choice – IRA Series – Registration No. 333-119797
Commissioners:
Transamerica Advisors Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended September 30, 2010, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Semi-Annual Report Mailings:
The American Century Equity Income Fund, SEC File No.: 811-07820
The American Funds — EuroPacific Growth Fund, SEC File No.: 811-03734
BlackRock Value Opportunities Fund, Inc., SEC File No.: 811-02809
PIMCO Funds: Pacific Investment Management Series
CommodityRealReturn Strategy Fund, SEC File No.: 811-05028
Low Duration Fund, SEC File No.: 811-05028
Real Return Fund, SEC File No.: 811-05028
Total Return Fund, SEC File No.: 811-05028
Van Kampen Mid Cap Growth Fund, SEC File No.: 811-04805
Annual Report Mailings:
BlackRock Total Return Fund, SEC File No.: 811-02857
BlackRock High Income Fund, SEC File No.: 811-02857
BlackRock Government Income Portfolio, SEC File No.: 811-22061
Oppenheimer Global Fund, SEC File No.: 811-01810
Delaware Smid Cap Growth Fund, SEC File No.:811-04413
Janus Forty Fund, SEC File No.: 811-01879
Janus Enterprise Fund, SEC File No.: 811-01879
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,
    /s/ Darin Smith
Darin Smith
General Counsel